Exhibit 99.1

Press Release

3D Systems Corporation

333 Three D Systems Circle

Rock Hill, SC 29730

www.3dsystems.com

NYSE:DDD

3D Systems Announces Additional Partial Repurchase of Convertible Senior Notes

•	Repurchasing approximately $110 million of 0% coupon, convertible senior notes at approximately 22% discount to par value

•	Reduces remaining balance of outstanding notes to approximately $214 million, over 50% reduction from initial issued principal balance of $460 million, due 2026

•	Reinforces balance sheet strength and maintains strong cash position to support operational needs

ROCK HILL, South Carolina, March 5, 2024 – 3D Systems (NYSE:DDD) (“the Company”) today announced that it has entered into separate, privately negotiated repurchase agreements with a limited number of holders of its 0% Convertible Senior Notes due 2026 (the “Notes”) to repurchase $110 million aggregate principal amount of the Notes at approximately a 22% percent discount to par value. The debt repurchase will be paid in cash from the Company’s balance sheet.

The repurchases are expected to close on March 8, 2024, subject to the satisfaction of customary closing conditions. Following such closings, approximately $214 million principal amount of the Notes will remain outstanding, from an initial issued principal balance of $460 million. This remaining debt will continue to be held at 0% interest and will fully mature in November 2026.

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President and CEO Dr. Jeffrey Graves stated, “Today’s announced additional repurchase of $110 million of our 2026 notes at a significant discount once again demonstrates our approach to proactive liability management and disciplined execution in the current environment. Over the last three months, we have opportunistically reduced our 2026 maturity by over 50% to reinforce the strength of our balance sheet, while we continue to maintain one of the strongest levels of cash reserves in the industry. Today’s transaction in combination with our targeted initiatives to drive enhanced gross margins and cost efficiencies reinforce our belief that 3D Systems is well positioned to deliver on the bright long-term future ahead.”

No Offer or Solicitation

This press release is neither an offer to sell nor a solicitation of an offer to buy any securities described above, nor will there be any offer, solicitation, or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

About 3D Systems

More than 35 years ago, 3D Systems brought the innovation of 3D printing to the manufacturing industry. Today, as the leading additive manufacturing solutions partner, we bring innovation, performance, and reliability to every interaction – empowering our customers to create products and business models never before possible. Thanks to our unique offering of hardware, software, materials, and services, each application-specific solution is powered by the expertise of our application engineers who collaborate with customers to transform how they deliver their products and services. 3D Systems’ solutions address a variety of advanced applications in healthcare and industrial markets such as medical and dental, aerospace & defense, automotive, and durable goods. More information on the company is available at www.3DSystems.com.

Forward-Looking Statements

Certain statements made in this release that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. In many cases, forward looking statements can be identified by terms such as “believes,” “belief,” “expects,” “may,” “will,” “estimates,” “intends,” “anticipates” or “plans” or the negative of these terms or other comparable terminology.

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Forward-looking statements are based upon management’s beliefs, assumptions and current expectations and may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors described under the headings “Forward-Looking Statements” and “Risk Factors” in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward-looking statements included are made only as the date of the statement. 3D Systems undertakes no obligation to update or revise any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances or otherwise, except as required by law.